MERRILL LYNCH
SHORT-TERM
GLOBAL INCOME
FUND, INC.



FUND LOGO




Annual Report

December 31, 2000


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Short-Term Global
Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.



Officers and
Directors

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Edward F. Gobora, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Custodian
The Chase Manhattan Bank N.A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Arthur Zeikel, Director and Joseph T. Monagle Jr., Senior Vice
President of Merrill Lynch Short-Term Global Income Fund, Inc. have recently retired. The Fund's Board of Directors wishes Messrs.
Zeikel and Monagle well in their retirements.




Merrill Lynch Short-Term Global Income Fund, Inc., December 31, 2000


DEAR SHAREHOLDER


Fiscal Year in Review
International fixed-income yields moved lower on expectations of a slowdown in the global economy. Throughout 2000, we concentrated the Fund's investments in high credit-quality securities with maturities of less than two years. In the fourth quarter of the year, we increased our exposure to European currencies and duration in the dollar bloc. As global yields steadily declined, the Fund's overweight duration relative to the benchmark had a positive impact on the Fund. We purchased AAA- and AA-rated securities issued by corporations and supranational entities denominated in the Greek drachma, Polish zloty and South African rand. These positions greatly increased the Fund's level of current income. In order to seek to protect the Fund from extreme adverse currency movements, we used a variety of strategies to limit our downside foreign exchange risk.

During the year, we followed a conservative approach to managing our currency risk. We maintained more than a 90% weighting to the US dollar. We actively implemented tactical trading positions in various currency pairs. Our hedging strategies helped reduce volatility in the Fund's net asset values, as the higher yielding bonds in the Fund enhanced our level of current income. As a result, for the year ended December 31, 2000, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +7.77%, +6.68%, +6.81% and +7.26%, respectively. The Fund outperformed the Salomon Smith Barney Three-Month Eurodeposit Index (in US dollar terms), which had a return of +6.67% for the same 12-month period. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 5--7 of this report.)

Market Review
North America
Throughout the year, the Federal Reserve Board left the Federal Funds rate unchanged at 6.5%. The Federal Open Market Committee successfully slowed the pace of economic expansion. Growth in the United States for the third quarter of 2000 was 2.2%. The major factors influencing gross domestic product were gains in productivity and business investment. An increase in oil prices and wage pressures led to a rise in the consumer price index to 3.4%. The bond market performed well on the expectation of a decrease in Treasury supply and the belief that the US economy was headed for a "soft landing." As a result, the two-year Government bond yield moved below 5.10% at the end of December.

Europe
In the Eurozone, the European Central Bank (ECB) increased the Refinance Rate by 0.5% to 4.75% during the past six months. These moves were intended to reduce the risks to price stability caused by the euro's weakness. Private consumption and foreign demand contributed to Eurozone growth of 3.4% for the third quarter. EU-11 consumer prices remained above the European Central Bank's target ceiling of 2.0%. The inflation rate of 2.9% was largely influenced by higher energy and import prices. Expectations of a temporary decline in economic activity caused German two-year sovereign yields to move lower, closing the year at 4.45%.

Pacific Basin
In Japan, an increase in exports and private demand were the main catalysts for gross domestic product (GDP) of 1.6%. The December Tankan Report showed a slight deterioration in the economic outlook. On August 11, 2000, the Bank of Japan raised the target rate for overnight lending to 0.25%. This move effectively ended the "zero interest rate policy." Downward pressure on domestic prices caused the rate of inflation to stay below 0%. The weakness in the equity market and the uncertain Japanese political environment led to a rally in the bond market. After reaching a high of 0.66% in September, the two-year Japanese Government Bond yield closed the year at 0.47%.

The primary focus in foreign exchange for most of this year has been the slide in the value of the European single currency, which posted new lifetime lows against the US dollar, Japanese yen and British pound. Large capital outflows resulting from mergers and acquisitions and the outperformance of the US economic expansion added to the euro's troubles. In October, the Group of Seven Industrialized Nations purchased euros in support of the European Single Currency. The ECB continued to intervene in order to establish a floor for the euro near 0.85 compared to the US dollar. At the end of the period, the US dollar appeared to be having trouble maintaining its gains against the euro. The US economy slowed considerably more than previously anticipated, setting up the potential for a hard landing. The convergence of GDP product levels between the Eurozone and the United States contributed to ending the euro's decline.

After appreciating to 102.78 in March, the end of the Japanese fiscal year, the Japanese yen weakened to 114.41 at the end of December. An accommodative monetary policy in Japan and concerns over the sustainability of the economic recovery had a negative impact on the Japanese yen's value compared to the US dollar.

The high level of oil prices throughout the year had a dampening effect on the global economy. The member states of the Organization of Petroleum Exporting Countries had an extraordinary ministerial meeting in June. They decided on approximately a 3% increase in production. Oil prices returned to a more comfortable range of US$25 --US$30 per barrel during the last quarter of 2000. This should benefit the economies of regions most dependent on oil imports such as Western and Eastern Europe. Exporters such as Norway and Russia are likely to see a deterioration in their terms of trade as exports decline.

Economic Outlook
It seems increasingly apparent that world growth is slowing as a result of higher energy prices and weaker global equity markets. Disappointing corporate earnings, lower consumer confidence and a reduction in the wealth effect could have a continued negative impact on the major economies. Looking ahead, the key issue will be the reaction of the central banks to these developing market conditions.

During the year, the Federal Reserve Board was committed to reducing the rate of growth to more sustainable levels. The beginning of the period was dominated by the consensus that official rates would be raised another 25 basis points (0.25%) by year-end. Subsequent data in the United States has shown a slowdown in the economy, and the Federal Open Market Committee is expected to lower rates early in 2001. The effects of higher Eurozone rates caused a deterioration in demand across the region, which should allow European Monetary Union policymakers to keep the refinance rates stable during the first quarter of 2001. The Japanese recovery should gradually move ahead. We anticipate that the Bank of Japan will keep interest rates on hold in order to access the effects of raising the target level for overnight lending by a quarter of a basis point.

Currency Outlook
In the long term, the US dollar could be restrained by the large US current account deficit and recent weaker-than-expected economic data. The improving cyclical position of the Eurozone economy, upward revisions to interest rate expectations and a calmer political atmosphere in Europe should have a positive impact on the euro. Interest rate differentials and a desire by Japanese policymakers for a weaker exchange rate could provide a foundation for additional US dollar strength compared to the Japanese yen.

Investment Outlook
Given our objective for the Fund of providing a high level of current income and our outlook for downward pressure on global yields, we are maintaining positions in high-quality, short-term securities that yield at or above US dollar-issued securities. The currency exposures within the Fund will, at times, be fully hedged back to the US dollar. We will continue to actively pursue opportunities to reduce hedging costs, while seeking to maintain stability in the Fund's net asset values.

In Conclusion
We thank you for your continued investment in Merrill Lynch Short-Term Global Income Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Edward F. Gobora)
Edward F. Gobora
Vice President and Portfolio Manager



February 16, 2001



Merrill Lynch Short-Term Global Income Fund, Inc., December 31, 2000


PROXY RESULTS

During the six-month period ended December 31, 2000, Merrill Lynch Short-Term Global Income Fund, Inc.'s shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on July 25, 2000. The description of each proposal and number of shares voted are as follows:

                                                                                                   Shares Voted
                                                                                                       For
1. To elect the Fund's Board of Directors:   Terry K. Glenn                                         9,506,310
                                             Ronald W. Forbes                                       9,503,075
                                             Cynthia A. Montgomery                                  9,504,965
                                             Charles C. Reilly                                      9,502,317
                                             Kevin A. Ryan                                          9,503,179
                                             Roscoe S. Suddarth                                     9,503,128
                                             Richard R. West                                        9,505,468
                                             Arthur Zeikel                                          9,502,785
                                             Edward D. Zinbarg                                      9,503,487


                                                                                    Shares Voted   Shares Voted   Shares Voted
                                                                                        For          Against        Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                                 9,324,021         87,009       585,943

3. To approve to convert the Fund to "master/feeder" structure.                      8,456,025        603,930       937,018


PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.


Recent
Performance
Results*
                                                                     6 Month        12 Month    Since Inception   Standardized
As of December 31, 2000                                            Total Return   Total Return    Total Return    30-Day Yield
ML Short-Term Global Income Fund, Inc. Class A Shares                 +4.26%          +7.77%         +39.84%           4.17%
ML Short-Term Global Income Fund, Inc. Class B Shares                 +3.74           +6.68          +45.05            3.53
ML Short-Term Global Income Fund, Inc. Class C Shares                 +3.88           +6.81          +27.48            3.50
ML Short-Term Global Income Fund, Inc. Class D Shares                 +4.15           +7.26          +53.66            3.92

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's ten-year/since inception periods are from 10/21/94 for Class
A & Class C Shares and ten years for Class B & Class D Shares, respectively.


Merrill Lynch Short-Term Global Income Fund, Inc., December 31, 2000


PERFORMANCE DATA (concluded)


Total Return Based on a $10,000 Investment

A line graph depicting the growth of  ML Short-Term Global Income
Fund, Inc.++--Class A and Class C Shares compared to growth of the ML Global Government Bond Index++++ and growth of the Salomon
Brothers World Government One--Three Year Bond Index++++++.
Beginning and ending values are:

                                    10/21/94**       12/00
ML Short-Term Global Income
Fund, Inc.++--Class A Shares*         $ 9,600        $13,427
ML SHort-Term Global Income
Fund, Inc.++--Class C Shares          $10,000        $12,748
ML Global Government Bond
Index++++                             $10,000        $12,937
Salomon Browthers World
Government One--Three Year
Bond Index++++++                      $10,000        $15,351


A line graph depicting the growth of  ML Short-Term Global Income
Fund, Inc.++--Class B and Class D Shares compared to growth of the ML Global Government Bond Index++++ and growth of the Salomon
Brothers World Government One--Three Year Bond Index++++++.
Beginning and ending values are:

                                    10/21/94**       12/00
ML Short-Term Global Income
Fund, Inc.++--Class B Shares*         $10,000        $14,027
ML SHort-Term Global Income
Fund, Inc.++--Class D Shares          $ 9,600        $14,222
ML Global Government Bond
Index++++                             $10,000        $17,676
Salomon Browthers World
Government One--Three Year
Bond Index++++++                      $10,000        $19,138


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Short-Term Global Income Fund, Inc. invests, under normal circumstances, in debt securities denominated in at least three different currencies, including the US dollar.
++++This unmanaged Index is comprised of global government bonds maturing in one to three years.
++++++This unmanaged Index is comprised of global government bonds maturing in one to three years hedged into US dollars. The starting date for the Index in the Class A & Class C Shares' graph is from 10/31/94 and in the Class B &Class D Shares' graph is from 7/31/90. Past performance is not indicative of future results.



Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class A Shares*
One Year Ended 12/31/00                    +7.77%         +3.46%
Five Years Ended 12/31/00                  +5.76          +4.90
Inception (10/21/94) through 12/31/00      +5.56          +4.87

*Maximum sales charge is 4%.
**Assuming maximum sales charge.




                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*
One Year Ended 12/31/00                    +6.68%         +2.68%
Five Years Ended 12/31/00                  +4.53          +4.53
Ten Years Ended 12/31/00                   +3.44          +3.44

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.




                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*
One Year Ended 12/31/00                    +6.81%         +5.81%
Five Years Ended 12/31/00                  +4.63          +4.63
Inception (10/21/94) through 12/31/00      +4.00          +4.00

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.




                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class D Shares*
One Year Ended 12/31/00                    +7.26%         +2.97%
Five Years Ended 12/31/00                  +5.12          +4.27
Ten Years Ended 12/31/00                   +4.01          +3.58

*Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Short-Term Global Income Fund, Inc., December 31, 2000

SCHEDULE OF INVESTMENTS                                                                                        (in USdollars)
                   Face              Maturity                                                    Interest            Percent of
COUNTRY           Amount               Date                         Issue                         Rate++     Value   Net Assets
Australia      A$      2,400,000    2/08/2002   Australia National Bond (1)                       5.00 %  $  1,320,637    1.8%
               NZ$     4,700,000    2/12/2001   New South Wales Treasury Corporation (1)          5.25       2,073,927    2.9
               A$      1,350,000    2/25/2002   UBS Australia (2)                                 5.00         742,190    1.0

                                                Total Investments in Australia (Cost--$4,460,324)            4,136,754    5.7


Austria        US$     1,700,000    2/05/2001   Deutsche Bank Finance NV (2)                      6.375      1,698,759    2.3

                                                Total Investments in Austria (Cost--$1,701,020)              1,698,759    2.3


Canada                 2,600,000    1/30/2001   Canadian Government Bond (1)                      5.50       2,597,819    3.5
                       2,994,000    2/28/2001   Ontario Province (3)                              8.50       3,001,814    4.1
                       4,300,000    1/14/2001   Shell Canada Ltd. (4)                             8.875      4,302,795    5.9

                                                Total Investments in Canada (Cost--$10,079,812)              9,902,428   13.5


Luxembourg     ZAR     5,630,000    1/22/2002   International Bank for Reconstruction and
                                                Development (2)                                  16.00         777,937    1.1

                                                Total Investments in Luxembourg (Cost--$798,870)               777,937    1.1


New Zealand    NZ$    10,030,000    6/20/2002   Fannie Mae (3)                                    7.25       4,483,945    6.1
                       3,500,000    3/15/2002   Toyota Finance of New Zealand (2)                 6.25       1,541,618    2.1

                                                Total Investments in New Zealand (Cost--$5,705,057)          6,025,563    8.2


Poland         PLN    10,676,000    1/25/2001   European Bank Reconstruction and
                                                Development (2)                                  10.50       2,567,314    3.5

                                                Total Investments in Poland (Cost--$2,445,586)               2,567,314    3.5


United         Pound   2,370,000   12/28/2001   Bayerische Landesbank Girozentrale (2)            7.375      3,587,080    4.9
Kingdom        Sterling
                                                Total Investments in the United Kingdom
                                                (Cost--$3,630,643)                                           3,587,080    4.9


United         US$     3,500,000    1/09/2001   AEP Credit Inc. (2)                               6.58       3,495,522    4.8
States                 3,100,000    9/21/2002   Asian Development Bank (2)                        6.50       3,137,727    4.3
                       1,700,000    1/15/2001   Associates Corporation NA (2)                     5.85       1,699,728    2.3
                       3,500,000    1/10/2001   Deutsche Bank AG (2)                              6.56       3,494,898    4.8
                       3,100,000    3/20/2001   Fannie Mae (3)                                    6.55       3,101,457    4.2
                       3,100,000   10/26/2001   Federal Home Loan Banks (3)                       5.375      3,089,336    4.2
                       3,500,000    1/08/2001   Fortis Funding LLC (2)                            6.60       3,496,150    4.8
               ZAR     2,900,000    5/14/2001   General Electric Capital Corp. (5)               12.50         384,233    0.5
               US$     1,223,000    1/02/2001   General Motors Acceptance Corp. (5)               6.75       1,223,000    1.7
                       3,500,000    2/02/2001   J.P. Morgan Securities Inc. (2)                   6.53       3,480,319    4.8
                       3,360,000    3/25/2002   Kingdom of Belgium (1)                            6.50       3,376,800    4.6
                       3,400,000    3/15/2001   NationsBank Corp. (2)                             5.75       3,393,608    4.6
                       4,300,000    1/31/2002   US Treasury Notes (1)                             6.375      4,338,958    5.9
                       2,600,000   11/15/2003   US Treasury Notes (1)                             4.25       2,539,056    3.5
                       3,500,000    1/10/2001   Verizon Global Funding (2)                        6.56       3,494,898    4.8

                                                Total Investments in the United States
                                                (Cost--$43,594,312)                                         43,745,690   59.8

OPTIONS                         Nominal Value
PURCHASED                     Covered by Options
               Currency Call   Euro 2,710,553   Euro, expiring January 2001 at PLN 3.97                          4,045    0.0
               Options
               Purchased
               Currency Put         1,194,523   US Dollar, expiring January 2001 at ZAR 7.80                     5,316    0.0
               Options
               Purchased
                                                Total Options Purchased (Premiums Paid--$22,284)                 9,361    0.0

               Total Investments (Cost--$72,437,908)                                                        72,450,886   99.0

               Unrealized Depreciation on Forward Foreign Exchange Contracts--Net++++                       (1,057,051)  (1.4)

               Other Assets Less Liabilities                                                                 1,752,872    2.4
                                                                                                          ------------  ------
               Net Assets                                                                                 $ 73,146,707  100.0%
                                                                                                          ============  ======



Corresponding industry groups for securities (percent of net assets):
(1)Sovereign Government Obligations--22.2%
(2) Financial Services--50.1%
(3) Sovereign/Regional Government Obligations--Agency--18.6%
(4) Petroleum Company--5.9%
(5) Financial Company--2.2%
++Commercial Paper and certain USTreasury and Foreign Treasury
Obligations are traded on a discount basis; the interest rates shown reflect the yield-to-maturity at the time of purchase by the Fund.
Other securities bear interest at the rates shown, payable at the fixed dates or upon maturity. Interest rates on floating rate securities are adjusted periodically based on appropriate indexes;
the interest rates shown are those in effect at December 31, 2000.
++++Forward foreign exchange contracts as of December 31, 2000 were as follows:

                                          Unrealized
Foreign Currency        Expiration       Appreciation
Purchased                  Date         (Depreciation)

Euro        174,788       January 2001  $      (301)
NZ$         271,216       January 2001          793
Total (US$ Commitment--$380,659)                492
                                        -----------

Foreign Currency        Expiration        Unrealized
Sold                       Date          Depreciation

A$         3,773,167      January 2001      (35,826)
c          2,177,042      January 2001     (201,202)
Euro       1,979,058      January 2001     (147,103)
NZ$       17,988,820      January 2001     (673,412)
Total (US$ Commitment--$14,000,968)      (1,057,543)
                                        -----------
Total Unrealized Depreciation on
Forward Foreign Exchange
Contracts--Net                          $(1,057,051)
                                        ===========


See Notes to Financial Statements.


Merrill Lynch Short-Term Global Income Fund, Inc.,
December 31, 2000

STATEMENT OF ASSETS AND LIABILITIES
                    As of December 31, 2000
Assets:             Investments, at value (identified cost--$72,415,624)                                   $  72,441,525
                    Options purchased, at value (premiums paid--$22,284)                                           9,361
                    Cash                                                                                             351
                    Foreign cash                                                                                 381,111
                    Receivables:
                      Interest                                                            $   1,734,399
                      Forward foreign exchange contracts                                         43,780
                      Capital shares sold                                                         1,942        1,780,121
                                                                                          -------------
                    Prepaid registration fees                                                                    196,379
                                                                                                           -------------
                    Total assets                                                                              74,808,848
                                                                                                           -------------

Liabilities:        Unrealized depreciation on forward foreign exchange
                    contracts--net                                                                             1,057,051
                    Payables:
                      Dividends to shareholders                                                 207,012
                      Capital shares redeemed                                                   138,182
                      Distributor                                                                33,463
                      Investment adviser                                                         29,316          407,973
                                                                                          -------------
                    Accrued expenses and other liabilities                                                       197,117
                                                                                                           -------------
                    Total liabilities                                                                          1,662,141
                                                                                                           -------------

Net Assets:         Net assets                                                                             $  73,146,707
                                                                                                           =============

Net Assets          Class A Shares of Common Stock, $.10 par value, 1,000,000,000 shares
Consist of:         authorized                                                                             $       2,535
                    Class B Shares of Common Stock, $.10 par value, 1,000,000,000 shares authorized              497,718
                    Class C Shares of Common Stock, $.10 par value, 300,000,000 shares
                    authorized                                                                                       616
                    Class D Shares of Common Stock, $.10 par value, 300,000,000 shares
                    authorized                                                                                   433,754
                    Paid-in capital in excess of par                                                          86,580,040
                    Accumulated realized capital losses on investments and foreign currency
                    transactions--net                                                                       (13,339,165)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                        (1,028,791)
                                                                                                           -------------
                    Net assets                                                                             $  73,146,707
                                                                                                           =============

Net Asset           Class A--Based on net assets of $202,359 and 25,354 shares
Value:                       outstanding                                                                   $        7.98
                                                                                                           =============
                    Class B--Based on net assets of $38,939,598 and 4,977,176
                             shares outstanding                                                            $        7.82
                                                                                                           =============
                    Class C--Based on net assets of $47,555 and 6,163 shares
                             outstanding                                                                   $        7.72
                                                                                                           =============
                    Class D--Based on net assets of $33,957,195 and 4,337,541
                             shares outstanding                                                            $        7.83
                                                                                                           =============


                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Year Ended December 31, 2000
Investment Income:  Interest and discount earned                                                           $   5,462,618

Expenses:           Account maintenance and distribution fees--Class B                    $     481,302
                    Investment advisory fees                                                    443,130
                    Transfer agent fees--Class B                                                173,400
                    Accounting services                                                         109,510
                    Professional fees                                                            83,389
                    Printing and shareholder reports                                             64,072
                    Account maintenance fees--Class D                                            40,643
                    Directors' fees and expenses                                                 40,261
                    Transfer agent fees--Class D                                                 37,770
                    Registration fees                                                            31,328
                    Custodian fees                                                               14,046
                    Account maintenance and distribution fees--Class C                              589
                    Pricing fees                                                                    404
                    Transfer agent fees--Class C                                                    183
                    Transfer agent fees--Class A                                                    150
                    Other                                                                         6,203
                                                                                          -------------
                    Total expenses before reimbursement                                       1,526,380
                    Reimbursement of expenses                                                  (39,977)
                                                                                          -------------
                    Total expenses after reimbursement                                                         1,486,403
                                                                                                           -------------
                    Investment income--net                                                                     3,976,215
                                                                                                           -------------

Realized &          Realized gain (loss) on:
Unrealized Gain       Investments--net                                                        (330,463)
(Loss) on             Foreign currency transactions--net                                      1,530,426        1,199,963
Investments &                                                                             -------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net:    Investments--net                                                          966,695
                      Foreign currency transactions--net                                      (871,427)           95,268
                                                                                          -------------    -------------
                    Net Increase in Net Assets Resulting from Operations                                   $   5,271,446
                                                                                                           =============

                    See Notes to Financial Statements.


Merrill Lynch Short-Term Global Income Fund, Inc., December 31, 2000


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                For the Year Ended
                                                                                                   December 31,
                    Increase (Decrease) in Net Assets:                                       2000             1999
Operations:         Investment income--net                                                $   3,976,215    $   4,476,898
                    Realized gain on investments and foreign currency
                    transactions--net                                                         1,199,963          739,857
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                           95,268      (1,149,927)
                                                                                          -------------    -------------
                    Net increase in net assets resulting from operations                      5,271,446        4,066,828
                                                                                          -------------    -------------

Dividends to        Investment income--net:
Shareholders:         Class A                                                                   (3,574)            (673)
                      Class B                                                               (3,102,026)      (4,056,637)
                      Class C                                                                   (3,539)            (439)
                      Class D                                                                 (867,076)        (419,149)
                                                                                          -------------    -------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                         (3,976,215)      (4,476,898)
                                                                                          -------------    -------------

Capital Share       Net decrease in net assets derived from capital share
Transactions:       transactions                                                           (19,178,788)     (29,537,953)
                                                                                          -------------    -------------

Net Assets:         Total decrease in net assets                                           (17,883,557)     (29,948,023)
                    Beginning of year                                                        91,030,264      120,978,287
                                                                                          -------------    -------------
                    End of year                                                           $  73,146,707    $  91,030,264
                                                                                          =============    =============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                           Class A
The following per share data and ratios have been derived
from information provided in the financial statements.                         For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                  2000       1999     1998      1997      1996++
Per Share           Net asset value, beginning of year                $   7.83   $   7.80  $   7.76  $   7.89   $   7.91
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .44        .39       .38       .42        .54
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                      .15        .03       .04     (.13)      (.06)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .59        .42       .42       .29        .48
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                             (.44)      (.39)     (.37)     (.39)      (.44)
                      Return of capital--net                                --         --     (.01)     (.03)      (.06)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (.44)      (.39)     (.38)     (.42)      (.50)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   7.98   $   7.83  $   7.80  $   7.76   $   7.89
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   7.77%      5.51%     5.49%     3.77%      6.29%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.18%      1.13%        --        --         --
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.23%      1.14%      .84%      .76%       .95%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.52%      4.78%     4.75%     5.39%      6.45%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $    202   $     60  $      7  $     18   $      3
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  79.69%     67.22%   174.18%   287.81%    349.34%
                                                                      ========   ========  ========  ========   ========



*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
See Notes to Financial Statements.


Merrill Lynch Short-Term Global Income Fund, Inc., December 31, 2000


FINANCIAL HIGHLIGHTS (concluded)
                                                                                             Class B
The following per share data and ratios have been derived
from information provided in the financial statements.                          For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                  2000       1999      1998     1997      1996++
Per Share           Net asset value, beginning of year                $   7.69   $   7.72  $   7.69  $   7.81   $   7.90
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .37        .32       .31       .35        .44
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                      .13      (.03)       .03     (.12)      (.09)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .50        .29       .34       .23        .35
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                             (.37)      (.32)     (.30)     (.32)      (.38)
                      Return of capital--net                                --         --     (.01)     (.03)      (.06)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (.37)      (.32)     (.31)     (.35)      (.44)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   7.82   $   7.69  $   7.72  $   7.69   $   7.81
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   6.68%      3.87%     4.52%     3.08%      4.52%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.94%      1.91%        --        --         --
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.99%      1.93%     1.65%     1.62%      1.74%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.82%      4.17%     3.99%     4.59%      5.62%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 38,940   $ 83,085  $110,989  $160,096   $239,419
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  79.69%     67.22%   174.18%   287.81%    349.34%
                                                                      ========   ========  ========  ========   ========

                                                                                            Class C
The following per share data and ratios have been derived
from information provided in the financial statements.                          For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                  2000       1999      1998     1997      1996++
Per Share           Net asset value, beginning of year                $   7.58   $   7.61  $   7.58  $   7.67   $   7.72
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .36        .30       .29       .35        .38
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                      .14      (.03)       .03     (.09)      (.01)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .50        .27       .32       .26        .37
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                             (.36)      (.30)     (.28)     (.32)      (.37)
                      Return of capital--net                                --         --     (.01)     (.03)      (.05)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (.36)      (.30)     (.29)     (.35)      (.42)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   7.72   $   7.58  $   7.61  $   7.58   $   7.67
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   6.81%      3.64%     4.37%     3.42%      4.93%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.98%      2.08%        --        --         --
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             2.03%      2.10%     1.76%     1.60%      1.73%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.79%      4.01%     3.94%     4.46%      5.23%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $     48   $     14  $     17  $    344   $    155
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  79.69%     67.22%   174.18%   287.81%    349.34%
                                                                      ========   ========  ========  ========   ========

                                                                                            Class D
The following per share data and ratios have been derived
from information provided in the financial statements.                          For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                  2000       1999      1998      1997      1996++
Per Share           Net asset value, beginning of year                $   7.70   $   7.72  $   7.70  $   7.81   $   7.90
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .41        .37       .35       .40        .48
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                      .13      (.02)       .02     (.11)      (.09)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .54        .35       .37       .29        .39
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                             (.41)      (.37)     (.34)     (.37)      (.42)
                      Return of capital--net                                --         --     (.01)     (.03)      (.06)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (.41)      (.37)     (.35)     (.40)      (.48)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   7.83   $   7.70  $   7.72  $   7.70   $   7.81
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   7.26%      4.57%     4.96%     3.77%      5.09%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.43%      1.36%        --        --         --
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.48%      1.38%     1.10%     1.08%      1.20%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.32%      4.73%     4.54%     5.13%      6.13%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 33,957   $  7,871  $  9,965  $ 13,225   $ 17,948
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  79.69%     67.22%   174.18%   287.81%    349.34%
                                                                      ========   ========  ========  ========   ========



*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.

Merrill Lynch Short-Term Global Income Fund, Inc., December 31, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Short-Term Global Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US-dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums paid or received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in the interest rate. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities effective January 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $9,002 decrease to cost of securities and a corresponding $9,002 increase in net unrealized depreciation, based on securities held as of December 31, 2000.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends from net investment income, excluding transaction gains/losses, are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .55% of the Fund's average daily net assets not exceeding $2 billion;
 .525% of average daily net assets in excess of $2 billion but not exceeding $4 billion; .50% of average daily net assets in excess of $4 billion but not exceeding $6 billion; .475% of average daily net assets in excess of $6 billion but not exceeding $10 billion; .45% of average daily net assets in excess of $10 billion but not exceeding $15 billion; and .425% of average daily net assets in excess of $15 billion. For the year ended December 31, 2000, MLIM earned fees of $443,130 of which $39,977 was waived. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Investment Managers U.K., Ltd. ("MLIM U.K."), an affiliate of MLIM, pursuant to which MLIM pays MLIM U.K. a fee in an amount to be determined from time to time by MLIM and MLIM U.K. but in no event in excess of the amount that MLIM actually receives. For the year ended December 31, 2000, MLIM paid MLIM U.K. a fee of $249,337 pursuant to such Agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                               Account               Distribution
                           Maintenance Fee                Fee

Class B                          .25%                     .50%
Class C                          .25%                     .55%
Class D                          .25%                      --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 2000, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:


                                 FAMD     MLPF&S

Class D                          $69      $1,052


For the year ended December 31, 2000, MLPF&S received contingent deferred sales charges of $22,588 and $499 relating to transactions in Class B and Class C Shares respectively.

For the year ended December 31, 2000, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $347 for providing security price quotations to compute the Fund's net asset value.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by MLIM.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, MLIM U.K., and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2000 were $47,804,232 and $39,881,080, respectively.

Net realized gains (losses) for the year ended December 31, 2000 and net unrealized gains (losses) as of December 31, 2000 were as follows:


                                   Realized       Unrealized
                                    Gains           Gains
                                   (Losses)        (Losses)

Investments:
  Long-term                      $  (324,139)   $     25,901
  Short-term                              317             --
  Options purchased                   (6,641)             --
                                 ------------   ------------
Total investments                   (330,463)         25,901
                                 ------------   ------------
Currency transactions:
  Options written                       9,032             --
  Options purchased                 (327,255)       (12,923)
  Forward foreign exchange
  contracts                         4,664,068    (1,057,051)
  Foreign currency transactions   (2,815,419)         15,282
                                 ------------   ------------
Total currency transactions         1,530,426    (1,054,692)
                                 ------------   ------------
Total                            $  1,199,963   $(1,028,791)
                                 ============   ============


As of December 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $25,901, of which $726,653 related to appreciated securities and $700,752 related to depreciated securities. At December 31, 2000, the aggregate cost of investments for Federal income tax purposes was $72,415,624.

Transactions in options written for the year ended December 31, 2000, were as follows:


                                  Nominal Value
                                    Covered by     Premiums
Put Options Written              Written Options   Received
Outstanding put options written,
beginning of year                          --             --
Options written                     3,408,266   $      9,032
Options expired                   (3,408,266)        (9,032)
                                 ------------   ------------
Outstanding put options written,
end of year                                --    $        --
                                  ===========    ===========


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $19,178,788 and $29,537,953 for the years ended December 31, 2000 and December 31, 1999, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Year Ended                                          Dollar
December 31, 2000                     Shares        Amount

Shares sold                           226,565   $  1,780,244
Shares issued to shareholders in
reinvestment of dividends                 365          2,892
                                 ------------   ------------
Total issued                          226,930      1,783,136
Shares redeemed                     (209,261)    (1,642,884)
                                 ------------   ------------
Net increase                           17,669   $    140,252
                                 ============   ============

Class A Shares for the
Year Ended                                          Dollar
December 31, 1999                     Shares        Amount

Shares sold                            11,121   $     86,990
Shares issued to shareholders in
reinvestment of dividends                  49            381
                                 ------------   ------------
Total issued                           11,170         87,371
Shares redeemed                       (4,326)       (33,725)
                                 ------------   ------------
Net increase                            6,844   $     53,646
                                 ============   ============


Class B Shares for the
Year Ended                                          Dollar
December 31, 2000                     Shares        Amount

Shares sold                            77,505   $    598,929
Shares issued to shareholders in
reinvestment of dividends             205,726      1,589,513
                                 ------------   ------------
Total issued                          283,231      2,188,442
Automatic conversion of shares    (3,742,110)   (28,956,922)
Shares redeemed                   (2,362,662)   (18,233,140)
                                 ------------   ------------
Net decrease                      (5,821,541)  $(45,001,620)
                                 ============   ============


Class B Shares for the
Year Ended                                          Dollar
December 31, 1999                     Shares        Amount

Shares sold                           887,097   $  6,869,129
Shares issued to shareholders in
reinvestment of dividends             271,086      2,087,239
                                 ------------   ------------
Total issued                        1,158,183      8,956,368
Automatic conversion of shares       (45,242)      (348,398)
Shares redeemed                   (4,692,713)   (36,135,499)
                                 ------------   ------------
Net decrease                      (3,579,772)  $(27,527,529)
                                 ============   ============


Class C Shares for the
Year Ended                                          Dollar
December 31, 2000                     Shares        Amount

Shares sold                            14,627   $    111,183
Shares issued to shareholders in
reinvestment of dividends                 334          2,550
                                 ------------   ------------
Total issued                           14,961        113,733
Shares redeemed                      (10,608)       (80,950)
                                 ------------   ------------
Net increase                            4,353   $     32,783
                                 ============   ============


Class C Shares for the
Year Ended                                          Dollar
December 31, 1999                     Shares        Amount

Shares sold                             1,322   $     10,009
Shares issued to shareholders in
reinvestment of dividends                  43            329
                                 ------------   ------------
Total issued                            1,365         10,338
Shares redeemed                       (1,815)       (13,787)
                                 ------------   ------------
Net decrease                            (450)  $     (3,449)
                                 ============   ============


Class D Shares for the
Year Ended                                          Dollar
December 31, 2000                     Shares        Amount

Shares sold                            49,411   $    380,754
Shares issued to shareholders in
reinvestment of dividends              70,907        549,927
Automatic conversion of shares      3,741,580     28,956,922
                                 ------------   ------------
Total issued                        3,861,898     29,887,603
Shares redeemed                     (547,176)    (4,237,806)
                                 ------------   ------------
Net increase                        3,314,722   $ 25,649,797
                                 ============   ============


Class D Shares for the
Year Ended                                          Dollar
December 31, 1999                     Shares        Amount

Shares sold                            45,769   $    355,609
Shares issued to shareholders in
reinvestment of dividends              32,399        249,526
Automatic conversion of shares         45,229        348,398
                                 ------------   ------------
Total issued                          123,397        953,533
Shares redeemed                     (391,177)    (3,014,154)
                                 ------------   ------------
Net decrease                        (267,780)  $ (2,060,621)
                                 ============   ============


5. Commitments:
At December 31, 2000, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to sell various foreign currencies with an approximate value of $381,000.

6. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended December 31, 2000.

7. Capital Loss Carryforward:
At December 31, 2000, the Fund had a capital loss carryforward of approximately $15,176,000, of which $10,816,000 expires in 2001, $1,042,000 expires in 2002, $490,000 expires in 2003, $1,015,000 expires in 2004, $1,289,000 expires in 2005, $143,000 expires in
2006, $111,000 expires in 2007 and $270,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


Merrill Lynch Short-Term Global Income Fund, Inc., December 31, 2000


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Short-Term Global Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Short-Term Global Income Fund, Inc. as of December 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Short-Term Global Income Fund, Inc. as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
February 21, 2001
</AUDIT-REPORT>


Merrill Lynch Short-Term Global Income Fund, Inc., December 31, 2000


IMPORTANT TAX INFORMATION (unaudited)

Of the ordinary income dividends paid by Merrill Lynch Short-Term Global Income Fund, Inc. during the fiscal year ended December 31, 2000, 4.20% was attributable to Federal obligations. In calculating the foregoing percentage, expenses of the Fund have been allocated on a pro rata basis.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.